UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 19, 2004


                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)

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           Delaware                     000-27969             94-3180138
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(State or other jurisdiction of   (Commission File Number)   (IRS Employer
      incorporation)                                        Identification No.)


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                                  801 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 467-1900


                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On May 19, 2004, Immersion Corporation received a notice from the United States District Court, Northern District of California (Oakland Division) that the trial date in Immersion's lawsuit against Sony Corporation Entertainment, Inc. and Sony Corporation Entertainment of America, Inc. (Case No. C-02-0710 CW (WDB)) has been rescheduled from May 24, 2004 to August 16, 2004.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

Exhibit No.      Description
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     99.1        Press Release dated May 19, 2004 reporting
                 the rescheduling of the trial date for Immersion's lawsuit against Sony Computer Entertainment, Inc.
                 and Sony  Computer Entertainment of America, Inc.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              IMMERSION CORPORATION


Date:  May 19, 2004           By:  /s/ Victor Viegas
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                                    Victor Viegas
                                    President, Chief Executive Officer,
                                    Chief Operating Officer,
                                    Chief Financial Officer and Director


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                                  EXHIBIT INDEX


Exhibit No.                 Description
----------                  -----------
     99.1                   Press Release dated May 19, 2004 reporting the
                            rescheduling of the trial date for Immersion's lawsuit against Sony Computer Entertainment, Inc.
                            and Sony Computer Entertainment of America, Inc.